STATE FUNDS

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State Funds – Enhanced Ultra Short Duration Mutual Fund

Ticker Symbol: STATX

PROSPECTUS DATED MARCH 29, 2018

As Supplemented September 21, 2018

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

State Funds – Enhanced Ultra Short Duration Mutual Fund

Series of State Funds

TABLE OF CONTENTS

FUND SUMMARY	3
Investment Objective	3
Fees and Expenses	3
Portfolio Turnover	3
Principal Investment Strategies	3
Principal Risks	5
Performance Information	6
Fund Management	8
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
FUND DETAILS	8
Investment Objective	8
More about the Fund's Principal Investment Strategies	8
Temporary Investments	10
More about the Fund's Principal Risks	11
DISCLOSURE OF PORTFOLIO HOLDINGS	13
MANAGEMENT OF THE FUND	13
Board of Trustees	13
Investment Manager	13
Management Fees	14
Portfolio Manager	14
BUYING AND SELLING SHARES	14
How Shares are Priced	14
How to Purchase Shares	15
How to Redeem Shares	17
Market Timing Policy	19
FUND DISTRIBUTIONS	19
TAX INFORMATION	19
DISTRIBUTION ARRANGEMENTS	22
SHAREHOLDER REPORTS AND OTHER INFORMATION	23
FINANCIAL HIGHLIGHTS	23
PRIVACY NOTICE	25

STATE FUNDS – ENHANCED ULTRA SHORT DURATION MUTUAL FUND

TICKER SYMBOL: STATX

FUND SUMMARY

Investment Objective

The Fund seeks current income consistent with preservation of capital and daily liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.66%
Fee Waiver [and/or Expense Reimbursement] [1]	0.26%
Total Annual Fund Operating Expenses After Fee Waiver [and/or Expense Reimbursement]	0.40%

1 The Fee Waiver [and/or Expense Reimbursement is expected to continue for one (1) Year until the date April 2nd 2019,  the Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund.

Example.  The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$38	$119	$207	$467

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s investment return.   During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its  portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund primarily invests its net assets  (exclusive of proceeds (collateral) received with respect to securities lending, repurchase agreements and reverse repurchase agreement transactions) in U.S. Treasury securities, which include bills, notes, and bonds issued by the U.S. Treasury, that have remaining maturities of three months. The balance of the Fund’s portfolio will consist of a mixture of cash and U.S. Treasury securities, which include bills, notes, and bonds issued by the U.S. Treasury, with remaining maturities of less than three months and remaining maturities of longer than three months. In addition, under normal market conditions, the Fund will hold at least one U.S. Treasury security with a maturity of at least 14 months, as measured at the time of purchase, and the Fund will maintain a portfolio with a dollar weighted average maturity of at least 90 days. The

Portfolio manager may adjust the dollar weighted average maturity of the Fund’s portfolio within the stated limit based on current and anticipated changes in interest rates. The foregoing specific maturity lengths are described as measured at the time of purchase. U.S. Treasury securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. All of the Fund’s assets will be invested in U.S. dollar-denominated securities.

In order to enhance income, the Fund intends to enter into securities lending, repurchase agreement and/or reverse repurchase agreement transactions that provide the Fund with income at either fixed or floating (variable) interest rates and fees. The Fund may lend its portfolio of securities to broker/dealers, institutional investors, institutional investment managers, banks, mutual funds, and insurance and/or reinsurance companies located in one of the member countries of The Organization for Economic Co-operation and Development (“OECD”). Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income from fees paid by borrowers. Loans will be made only to parties who have been reviewed and deemed satisfactory by New York Alaska ETF Management LLC, the Fund’s investment adviser (the “Adviser”), pursuant to guidelines adopted by the Board of Trustees (the “Board” or the “Board of Trustees”) of State Funds (the “Trust”), and which provide collateral, which is either (i) 102% cash or (ii) 102%-115% U.S. government securities. The collateral is marked to market daily and, if the value of the existing collateral decreases or the value of the securities lent increases, the borrower will be required to post additional collateral.

The Fund may enter into repurchase agreements and/or reverse repurchase agreements with broker/dealers, institutional investors, institutional investment managers, banks, mutual funds, and insurance and/or reinsurance companies located in one of the member countries of the OECD. Repurchase transactions involve the purchase of securities with an agreement to resell the securities at an agreed-upon price, date and interest payment. Reverse repurchase transactions involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. the Fund will invest over 5% of its assets in reverse repurchase agreements in which proceeds (collateral) received with respect to reverse repurchase agreements will include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. The Fund will earmark or establish a segregated account equal in value to its obligations to hold the aforementioned proceeds (collateral).

A bond’s “maturity” refers to the length of time until the bond’s principal must be paid back. “Dollar weighted average maturity” (“WAM”) is the weighted average amount of time it take for the Fund’s bond portfolio to mature.  This means that the higher the Fund’s portfolio’s WAM, the longer it takes for all of the bonds in the portfolio to mature.  WAM is calculated by computing the percentage value of each bond instrument in the portfolio. The number of days or months until the bond’s maturity is multiplied by each percentage, and the sum of the subtotals equals the WAM of the bonds in the portfolio.

WAM is not the same thing as “duration.”  Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates.  If a bond has a duration of six years, for example, its price will rise about 6% if interest rates drop by a percentage point, and its price will fall by about 6% if interest rates rise by a percentage point.  For investment purposes, the Fund uses the Macaulay method of calculating duration, named after its creator, Frederick Macaulay. Macaulay duration is the weighted average term to maturity of the cash flows from a bond. The weight of each cash flow is determined by dividing the present value of the cash flow by the price.

The Adviser may, but is not required to, use a securities lending agent to facilitate its securities lending transactions or may itself act as agent, for which the Adviser will receive no separate compensation. The Fund may split fees earned from securities lending with any unaffiliated lending agent, but in no event will the Fund pay more than 15% of the interest or fees earned from securities lending to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board of Trustees.

The Fund seeks to maximize income from securities lending and reverse repurchase agreement transactions through entering into such transactions with counterparties who may reuse the securities obtained through securities lending and/or reverse repurchase agreements with the Fund to collateralize other transactions with different counterparties. Such counterparties may be willing to enter into securities lending and/or reverse repurchase agreement transactions with the Fund on more favorable terms than would otherwise be available.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (exclusive of collateral with respect to securities lending, repurchase and reverse repurchase agreement transactions), plus any borrowings for investment purposes, in U.S. Treasury securities, which include bills, notes, and bonds issued by the U.S. Treasury, that have remaining maturities of three months.

The Fund is not a money market fund and thus does not seek to maintain a stable NAV of $1.00 per share. Additionally, the Fund’s investment strategy will cause the Fund’s portfolio to exceed the dollar weighted average maturity requirements imposed on money market mutual funds.  Furthermore, the Fund’s use of reverse repurchase transactions will have a leveraging effect on the Fund’s NAV, which is generally inconsistent with the stable net asset value associated with money market mutual funds.  In addition, although the Fund may invest in securities that may be held by money market funds, it is not subject to the regulations applicable to money market funds.

Principal Risks

The Fund is subject to risks, any of which could cause an investor to lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include:

Market Risk: Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Management Risk: Any actively managed fund is subject to the risk that its investment adviser will select investments or allocate assets in such a way that could cause the fund to underperform or otherwise not meet its objective. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.

U.S. Treasury Securities Risk: Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Interest Rate Risk: The value of the Fund’s shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The yields of U.S. Treasury securities may be lower than the yields available from other types of fixed-income investments.

Credit Risk: Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

Reverse Repurchase Agreement Risk: In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage (borrowing). If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield. The Fund seeks to protect against reverse repurchase agreement risk through, among other things, collateralization requirements and contractual provisions which provide for the right to liquidate collateral promptly in the event of a default.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. The Fund seeks to protect against securities lending risk through, among other things, collateralization requirements and contractual provisions which provide for the right to liquidate collateral promptly in the event of a default.

Repurchase Agreement Risk: If the counterparty to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the counterparty to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Leverage Risk: Leverage risk is the risk that certain transactions of the Fund, including the Fund’s use of reverse repurchase agreements, will give rise to leverage, causing the Fund’s shares to be more volatile than if they had not been leveraged.

Non-Diversified Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

New Investment Adviser Risk. The Adviser is a newly formed investment adviser with no operating history. There is no guarantee that the Adviser will be able to produce satisfactory returns for the Fund or preserve the Fund’s assets.

New Fund Risk: The Fund is newly organized and has a limited operating history. The Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy or may fail to attract sufficient assets under management to realize economies of scale.

Withholding Tax Risk:  Whether an investment in the Fund is appropriate for a non-U.S. shareholder (as defined in “Tax Information”) will depend upon the non-U.S. shareholder’s particular circumstances.  Section 871(k) of the Internal Revenue Code of 1986, as amended (the “Code”) provides certain “look-through” treatment to non-U.S. shareholders, permitting qualified interest-related dividends and qualified short-term capital gains not to be subject to U.S. withholding tax.  It should also be noted that withholding would still apply (generally at a 30% rate or lower applicable treaty rate) to the extent that distributions are from the Fund’s interest income from non-U.S. sources. If modifications to the Fund’s strategy are made such that the Fund makes distributions from the Fund’s dividend income or foreign currency gains, such withholding would also apply with respect to these sources of income.  Depending on the circumstances, the Fund may designate all, some, or none of the Fund’s potentially eligible dividends as qualified interest-related dividends or as qualified short-term capital gains.  We strongly urge you to review carefully the discussion under “Tax Information” and to seek advice based on your particular circumstances from an independent tax advisor.

Performance Information - Risk/Return Bar Chart and Table:  The following information illustrates the variability of the Fund’s returns; the following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost at www.tbil.co or by calling the Fund at 1-800--523-8382.

Fund Management

Investment Adviser. New York Alaska ETF Management LLC.

Portfolio Manager. Nicholas Abbate, portfolio manager and chief investment officer for the Adviser, is the Fund’s Portfolio Manager and is responsible for the day-to-day management of the Fund. He has managed the Fund since inception.

Purchase and Sale of Fund Shares

The Fund imposes a minimum $100 initial investment amount and a minimum $100 subsequent investment amount. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information

The Fund’s taxable distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement. Because the Fund is not classified as a money market mutual fund by the I.R.S., its shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

FUND DETAILS

Investment Objective

The Fund seeks current income consistent with preservation of capital and daily liquidity. The Fund’s investment objective is a non-fundamental policy and therefore may be changed by the Trust’s Board of Trustees without shareholder approval. The Fund will notify its shareholders before changing its investment objective.

More about the Fund’s Principal Investment Strategies

Under normal market conditions, the Fund primarily invests its net assets  (exclusive of proceeds (collateral) received with respect to securities lending, repurchase agreements and reverse repurchase agreement transactions) in U.S. Treasury securities, which include bills, notes, and bonds issued by the U.S. Treasury, that have remaining maturities of three months. The balance of the Fund’s portfolio will consist of a mixture of cash and U.S. Treasury securities, which include bills, notes, and bonds issued by the U.S. Treasury, with remaining maturities of less than three months and remaining maturities of longer than three months. In addition, under normal market conditions, the Fund will hold at least one U.S. Treasury security with a maturity of at least 14 months, as measured at the time of purchase, and the Fund will maintain a portfolio with a dollar weighted average maturity of at least 90 days. The portfolio manager may adjust the dollar weighted average maturity of the Fund’s portfolio within the stated limit based on current and anticipated changes in interest rates. The foregoing specific maturity lengths are described as measured at the time of purchase. U.S. Treasury securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. All of the Fund’s assets will be invested in U.S. dollar-denominated securities.

The Adviser buys securities with the highest expected total return and/or highest expected liquidity, subject to the Fund’s ultra-short duration mandate.  The Adviser sells securities to adjust average portfolio duration as needed and to purchase securities with a higher expected return and/or higher expected liquidity.

A bond’s “maturity” refers to the length of time until the bond’s principal must be paid back. “Dollar weighted average maturity” (“WAM”) is the weighted average amount of time it takes for the Fund’s bond portfolio to mature.  This means that the higher the Fund’s portfolio’s WAM, the longer it takes for all of the bonds in the portfolio to mature.  WAM is calculated by computing the percentage value of each bond instrument in the portfolio. The number of days or months until the bond’s maturity is multiplied by each percentage, and the sum of the subtotals equals the WAM of the bonds in the portfolio.

WAM is not the same thing as “duration.”  Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates.  If a bond has a duration of six years, for example, its price will rise about 6% if interest rates drop by a percentage point, and its price will fall by about 6% if interest rates rise by a percentage point.  For investment purposes, the Fund uses the Macaulay method of calculating duration, named after its creator, Frederick Macaulay. Macaulay duration is the weighted average term to maturity of the cash flows from a bond. The weight of each cash flow is determined by dividing the present value of the cash flow by the price.

In order to enhance income, the Fund intends to enter into securities lending, repurchase agreement and/or reverse repurchase agreement transactions that provide the Fund with income at either fixed or floating (variable) interest rates and fees.

Securities Lending

The Fund may lend its portfolio of securities to broker/dealers, institutional investors, institutional investment managers, banks, mutual funds, and insurance and/or reinsurance companies located in one of the member countries of The Organization for Economic Co-operation and Development. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income from fees paid by borrowers. Loans of securities will be made only to parties who have been reviewed and deemed satisfactory by New York Alaska ETF Management LLC, the Fund’s investment adviser, pursuant to guidelines adopted by the Board of Trustees of State Funds, and which provide collateral, which is either (i) 102% cash or (ii) 102%-115% U.S. government securities. The collateral is marked to market daily and, if the value of the existing collateral decreases or the value of the securities lent increases, the borrower will be required to post additional collateral.

When the Fund lends its portfolio securities, the voting rights and the right to dividends and other distributions on the loaned securities transfer to the borrower until the loan is terminated and the securities are returned to the Fund. While the loan is open, however, the borrower will remit back to the Fund payments equal to such distributions.  When a loan is terminated, the Fund will return the collateral to the borrower and the borrower must return the borrowed securities to the Fund.

The Adviser may, but is not required to, use a securities lending agent to facilitate its securities lending transactions or may itself act as agent, for which the Adviser will receive no separate compensation. The Fund may split fees earned from securities lending with any unaffiliated lending agent, but in no event will the Fund pay more than 15% of the interest or fees earned from securities lending to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board of Trustees.

Repurchase Agreements

The Fund may enter into repurchase agreements with broker/dealers, institutional investors, institutional investment managers, banks, mutual funds, and insurance and/or reinsurance companies located in one of the member countries of the OECD (each, a “counterparty”).  In a repurchase agreement, the Fund enters into a contract with a counterparty under which (i) the Fund purchases securities for cash from the counterparty, and (ii) the counterparty agrees to repurchase the securities at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on the Fund’s investment.

Repurchase agreements provide the Fund with a means to invest cash at competitive rates for short periods and/or earn income at either fixed or floating (variable) interest rates and fees. While a repurchase agreement has legal characteristics of both a sale and a secured transaction, economically it functions as a loan from the Fund to the counterparty, in which the securities purchased by the Fund serve as collateral for the loan and are placed in the possession or under the control of the Fund’s custodian during the term of the agreement. Proceeds (collateral) received with respect to repurchase agreements will include U.S. Treasury securities. The Fund will earmark or establish a segregated account equal in value to its obligations to hold the aforementioned proceeds (collateral).

Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements with counterparties.  In a typical reverse repurchase agreement, the Fund enters into a contract with a counterparty under which (i) the Fund sells securities for cash or cash equivalents to the counterparty, and (ii) the Fund agrees to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements provide the Fund with a source of liquidity that can be invested elsewhere for no more than six days and/or earn income at either fixed or floating (variable) interest rates and fees. While a reverse repurchase agreement has legal characteristics of both a sale and a secured transaction, economically it functions as a loan from the counterparty to the Fund, in which the securities purchased by the counterparty serve as collateral for the loan.

Securities received by the Fund through reverse repurchase agreements include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. the Fund will invest over 5% of its assets in reverse repurchase agreements in which proceeds (collateral) received with respect to reverse repurchase agreements will include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. The Fund will earmark or establish a segregated account equal in value to its obligations to hold the aforementioned proceeds (collateral).

Counterparty Use of Securities Obtained from the Fund

The Fund seeks to maximize income from securities lending, repurchase agreements and reverse repurchase agreement transactions through entering into such transactions with counterparties who may reuse the securities obtained through securities lending and/or reverse repurchase agreements with the Fund to collateralize other transactions with different counterparties. Such counterparties may be willing to enter into securities lending and/or reverse repurchase agreement transactions with the Fund on more favorable terms than would otherwise be available.

Other Information

Under normal market conditions, the Fund will invest not less than 80% of its net assets (exclusive of collateral with respect to securities lending, repurchase and reverse repurchase agreement transactions), plus any borrowings for investment purposes, in U.S. Treasury securities, which include bills, notes, and bonds issued by the U.S. Treasury, that have remaining maturities of three months (the “Investment Policy”).  The Fund will provide shareholders with 60 days’ notice of any change to the Investment Policy.

The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share. Additionally, the Fund’s investment strategy will cause the Fund’s portfolio to exceed the dollar weighted average maturity requirements imposed on money market mutual funds.  Furthermore, the Fund’s use of reverse repurchase transactions will have a leveraging effect on the Fund’s NAV, which is generally inconsistent with the stable net asset value associated with money market mutual funds. In addition, although the Fund may invest in securities that may be held by money market funds, it is not subject to the regulations applicable to money market funds.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in cash or cash equivalents (including cash it has borrowed).  While the Fund is in a defensive position, the opportunity to achieve its objective may be hindered and additional borrowing cost may be incurred.  Such defensive positions may be inconsistent with the Fund’s principal investment strategies.

More about the Fund’s Principal Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  The principal risks associated with investing in the Fund are described below and in the Fund Summary at the beginning of this Prospectus.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk

Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Management Risk

Any actively managed fund is subject to the risk that its investment adviser will select investments or allocate assets in such a way that could cause the fund to underperform or otherwise not meet its objective. In managing the Fund’s portfolio securities, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

U.S. Treasury Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, such guarantees do not extend to shares of the Fund itself.

Interest Rate Risk

The Fund may invest in U.S. Treasury securities, which are considered among the safest fixed-income investments. Because of this added safety, the yields available from U.S. Treasury securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury securities changes as interest rates fluctuate. Changes in the value of U.S. Treasury securities will not affect interest income from those securities but will be reflected in the Fund’s NAV. Thus, a decrease in interest rates may generally result in an increase in the value of the shares. Conversely, during periods of rising interest rates, the value of the shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the dollar weighted average maturity of the U.S. Treasury securities held by the Fund is longer.

Credit Risk

Credit risk refers to the possibility that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

Reverse Repurchase Agreement Risk

In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield. The Fund seeks to protect against reverse repurchase agreement risk through, among other things, collateralization requirements and contractual provisions which provide for the right to liquidate collateral promptly in the event of a default.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan. The Fund seeks to protect against securities lending risk through, among other things, collateralization requirements and contractual provisions which provide for the right to liquidate collateral promptly in the event of a default.

Repurchase Agreement Risk

If the counterparty to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the counterparty to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Leverage Risk

Leverage risk is the risk that certain transactions of the Fund, including the Fund’s use of reverse repurchase agreements, will give rise to leverage, causing the Fund’s Shares to be more volatile than if they had not been leveraged.

Non-Diversified Risk

The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

New Investment Adviser Risk

The Adviser is a newly formed investment adviser with no operating history. The Adviser and its employees have limited experience managing investment assets other than their own assets. There is no guarantee that the Adviser will be able to produce satisfactory returns for the Fund or preserve the Fund’s assets.

New Fund Risk

The Fund is a newly organized and has a limited operating history. The Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy or may fail to attract sufficient assets under management to realize economies of scale.

Withholding Tax Risk

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Dividends paid to a non-U.S. shareholder (as defined in “Tax Information”) generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty.

Code section 871(k) provides certain “look-through” treatment to non-U.S. shareholders, permitting qualified interest-related dividends and qualified short-term capital gains not to be subject to U.S. withholding tax.  More specifically, no withholding is required with respect to certain dividends if (i) the dividends are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the dividends are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied.  Depending on the circumstances, the Fund may designate all, some, or none of the Fund’s potentially eligible dividends as qualified interest-related dividends or as qualified short-term capital gains.  We strongly urge you to review carefully the discussion under “Tax Information” and to seek advice based on your particular circumstances from an independent tax advisor.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s Statement of Additional Information.

Investment Manager

New York Alaska ETF Management LLC serves as the investment adviser for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

New York Alaska ETF Management LLC is located at 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada 89149 and 20340 Chapter Drive, Woodland Hills, CA 91364. The Adviser is a newly formed company, was founded in 2015 and as of September 21, 2018, had $61,152,352.42 assets under management.

The adviser’s management fee is 0.30% percentage of the Fund’s average net assets which as of September 21, 2018, had $61,152,352.42  The total fee paid to the advisor since beginning of the calendar year date of January 1, 2018 until June 30, 2018 has totaled $39,379 which the Advisor has not voluntarily waived for the first six months but as of September 4, 2018 the Advisor has voluntarily agreed to reimburse the fund on any fund expenses exceeding a total expense ratio of 0.40% so the fund’s total expense ratio will not exceed 0.40% ; a discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund’s annual or semi-annual report to shareholders, as applicable, and providing the period covered by the relevant annual or semi-annual report.

Management Fees

For the services provided to the Fund under the investment management agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.30%. When the Fund was launched, the Adviser has voluntarily agreed to waive and/or reimburse all expenses of the Fund in order to maintain the Fund’s total annual fund operating expenses at 0.40% of the average daily net assets of the Fund. The Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. As of the date of this Prospectus and statement of Additional information, the Advisor has agreed to maintain the Fund’s total annual fund operating expenses at 0.40% of the average daily net assets of the Fund, The Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund.

The Fund bears expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s independent Trustees and their counsel.

A discussion of the basis for the Board of Trustees’ approval of the Fund’s investment management agreement will be included in the Fund’s annual and/or semi-annual report to shareholders following such approval.

Portfolio Manager

Nicholas Abbate, the Fund’s Portfolio Manager and Chief Operating Officer , is responsible for the day-to-day management of the Fund’s portfolio assets, approving, executing and monitoring fixed income lending, borrowing and trading strategies and counterparties. Mr. Abbate has been a portfolio manager with the Adviser since November 2016. Mr. Abbate has significant experience in capital markets, and has devoted over 10 years to equity trading and broker-dealer sales through various roles at Knight Capital Group, Inc., an independent market maker. At Knight Capital Group, Inc., where he worked from 1997 until 2010, Mr. Abbate was a market maker in NASDAQ securities and Over the Counter Bulletin Board (OTCBB)/OTC Pink Securities in various sectors. Mr. Abbate joined Knight Capital Group, Inc., in 1997 after spending a year as an Accounts Manager – Wire Room at TD Waterhouse Securities, where he was responsible for all NASDAQ trade reconciliation and reporting. Between 2010 and 2014, Mr. Abbate was an independent real estate investor and developer. Mr. Abbate previously served as the Director of Business Development at Enerlock, LLC, an energy savings specialist company. At Enerlock, LLC, where he worked from 2014 to 2016, Mr. Abbate was responsible for the procurement of large commercial, small business and residential electric and gas customers, as well as development of new sales channels through online and affiliate marketing. Mr. Abbate earned a B.A. degree in Business Management from St. John’s University and currently holds the FINRA Series 65 license.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

BUYING AND SELLING SHARES

How Shares are Priced

Shares of the Fund are sold at net asset value (“NAV”).

The NAV of the Fund’s shares is determined by dividing the total market value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of the Fund’s NAV after the order is placed. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. In accordance with Rule 22c-1 under the 1940 Act, the Fund reserves the right to change the time its NAV is calculated on (i) days on which changes in the value of the Fund’s portfolio securities will not materially affect the current net asset value of the Fund’s shares; and (ii) days during which no Fund share is tendered for redemption and no order to purchase a Fund share is received by the Fund.  In addition, the Board may change the time at which the Fund’s NAV is calculated if the Board deems such change necessary.

The Fund’s portfolio holdings are valued based on market prices when market quotes are readily available. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Adviser.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

How to Purchase Shares

The Fund may be purchased by U.S. or non-U.S. shareholders, and the procedure for purchasing shares are the same for both U.S. and non-U.S. shareholders.

Minimum and Additional Investment Amounts: The Fund has a $100 minimum initial investment amount and a $100 subsequent investment amount.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum requirement from time to time at its sole discretion.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Via Regular Mail:

State Funds – Enhanced Ultra Short Duration Mutual Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

or Overnight Mail:

State Funds – Enhanced Ultra Short Duration Mutual Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at (800) 523-8382 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at (800) 523-8382 for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to State Funds – Enhanced Ultra Short Duration Mutual Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Mutual Shareholder Services, LLC, the Fund’s transfer agent, will charge a $11.50 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

• the name of the Fund

• the dollar amount of shares to be purchased

•  a completed purchase application or investment stub

• check payable to the “State Funds – Enhanced Ultra Short Duration Mutual Fund”

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at (800) 523-8382 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

The Fund may not be available for purchase in all states.

How to Redeem Shares

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Via Regular Mail: State Funds – Enhanced Ultra Short Duration Mutual Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	or Overnight Mail: State Funds – Enhanced Ultra Short Duration Mutual Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

Methods Used to meet redemption requests: Under the Investment Company Act of 1940 redemption payments may take up to seven days but the fund hereby discloses its estimated timing of redemption payments since the funds holds investments that are classified by the Fund as highly liquid investments in accordance with complying with Rule 17 CFR 270.22e-4 – which requires the fund to create and monitor its Liquidity risk management program.

 The methods that the fund typically expects to use to meet redemption requests are:

•

Methods used regularly: holdings of cash or cash equivalents, using reverse repurchase agreements, sales of portfolio assets.

•

Methods used only in stressed market conditions: redemption in kind

Redemptions by Telephone: The fund typically expects to pay out redemption proceeds by Telephone to redeeming shareholders within one (1) business day. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on our application. To redeem by telephone, call (800) 523-8382. The redemption proceeds normally will be sent by mail or electronically within one business day after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: The fund typically expects to pay out redemption proceeds by Broker to redeeming shareholders within one (1) business day. If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service and/or impose additional requirements relating to redemption of shares, you must contact that servicing agent to redeem shares of the Fund.

Redemptions by Wire: The fund typically expects to pay out redemption proceeds by Wire to redeeming shareholders within one (1) business day. You may request that your redemption proceeds be wired directly to your bank account. Your bank may also impose a fee for the incoming wire.                                                                                        Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $1,000,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Fund at (800) 523-8382 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The fund typically expects to pay out redemption proceeds in-kind to redeeming shareholders within One (1) up to Two (2) business days. The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) during stressed market conditions and/or if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 7 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•  The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•  The request must identify your account number;

•  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•  If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•  you request a redemption to be made payable to a person not on record with the Fund;

•  you request that a redemption be mailed to an address other than that on record with the Fund;

•  the proceeds of a requested redemption exceed $50,000;

•  any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•  your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Market Timing Policy

While the Fund does not encourage frequent trading, the Board has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market timing in the Fund’s shares.  The Board has reached this determination based on its anticipation that certain investors will use the Fund as a short-term investment and its assessment that there is little opportunity, given the nature of the Fund’s investments, for Fund investors to take advantage of short-term market fluctuations.

FUND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and distribute income dividends every two weeks to shareholders of record. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend reinvestment service is provided by the Trust to beneficial owners that elect to receive it either under direct subscription with the Fund or by electing to receive it from their financial intermediaries. In certain cases. Financial intermediaries may obligate or make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the terms, availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund.

When you reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. When you or your financial intermediary instructs that dividends and distributions on Fund shares are to be reinvested in shares of the Fund; such instruction may be made by writing to the Fund’s Transfer Agent or by telephone by calling 1-800-523-8382. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

When a dividend reinvestment instruction is made, dividends and other distributions will be made in the form of additional shares of the Fund. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Fund’s transfer agent and your Financial Intermediary (when applicable) in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

TAX INFORMATION

As with any investment, you should consider how the Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a,

401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, or (ii) you redeem shares of the Fund.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, every two weeks, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

If the Fund fails to distribute on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income, the Fund would fail to qualify for the special tax treatment applicable to RICs. In such a case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be qualified dividend income for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. Additionally, to the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended December 31 of such year and 100% of any undistributed amounts from the prior years. Although the Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Fund may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that the Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level. The Fund does not expect that any of its distributions will be qualified dividends eligible for lower tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Redemption of Fund Shares. Currently, any capital gain or loss realized upon a redemption of Fund shares is generally treated as long term capital gain or loss if the Fund shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. The ability to deduct capital losses may be limited. To the extent that a shareholder’s shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, you are a “Non-U.S. Shareholder.”  Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Dividends paid to a Non-U.S. Shareholder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty.  If a Non-U.S. Shareholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.  However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty).  If the Non-U.S. Shareholder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Code section 871(k) provides certain “look-through” treatment to Non-U.S. Shareholders, permitting qualified interest-related dividends and qualified short-term capital gains not to be subject to U.S. withholding tax.  More specifically, no withholding is required with respect to certain dividends if (i) the dividends are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the dividends are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied.  Depending on the circumstances, the Fund may designate all, some, or none of the Fund’s potentially eligible dividends as qualified interest-related dividends or as qualified short-term capital gains.

 If the amount of a distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the non-U.S. shareholder’s tax basis in the Fund’s shares.  To the extent that any distribution received by a Non-U.S. Shareholder exceeds the Non-U.S. Shareholder’s tax basis in the Fund’s shares and the Fund’s current and accumulated earnings and profits, the excess will be treated as gain from the sale of the shares and will be taxed as described immediately below.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on the sale, exchange or other non-redemption disposition of our shares, unless (i) the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the United States (or, if the Non-U.S. Shareholder is eligible for the benefits of a U.S. tax treaty, the gain is attributable to a permanent establishment in the United States of the Non-U.S. Shareholder); (ii) the Non-U.S. Shareholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a “tax home” in the United States; or (iii) the Fund is or has been a U.S. real property holding corporation at any time within the five-year period preceding the date of disposition of Fund shares or, if shorter, within the period during which the non-U.S. shareholder has held Fund shares.

Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable Treasury regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business.  The Fund does not expect to be treated as a U.S. real property holding corporation.

As part of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% withholding tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid effective July 1, 2014, and proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2017 to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While final FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

DISTRIBUTION ARRANGEMENTS

Distributor: Rafferty Capital Markets, LLC, located at 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530 (“Distributor”), distributes shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund.  These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services.  Payments generally are based on either (i) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (ii) the number of accounts serviced by such financial intermediary.  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

SHAREHOLDER REPORTS AND OTHER INFORMATION

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at (800) 523-8382 and we will begin separate mailings to you within 30 days of your request.

If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has not been audited by BrookWeiner LLC.  BrookWeiner LLC audited report, along with the Fund’s financial statements, are included in the fund’s 2017 annual report, which is available on the fund’s website at www.tbil.co or by calling: 1-800-523-8382 or in writing to the Trust, c/o New York Alaska ETF Management LLC, 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada  89149.

The Trust issues to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive annually notification as to the tax status of the Trust’s distributions.

Enhanced Ultra Short Duration Mutual Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)		Period	*
	Six Months Ended		Ended
	6/30/2018		12/31/2017

Net Asset Value, at Beginning of Period	$ 100.00		$ 100.00

Income From Investment Operations:
Net Investment Income **	$ 1.79		$ 2.16
Net Realized and Unrealized Loss on Investments	(0.14)		(0.01)
Total from Investment Operations	$ 1.65		$ 2.15

Less Distributions:
Net Investment Income	(1.65)		(1.72)
Return of capital	0.00		(0.42)
Total Distributions	(1.65)		(2.15)

Net Asset Value, at End of Period	$ 100.00		$ 100.00

Total Return ***	1.66%	(b)	2.19%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 40,860		$ 17,474
Ratio of Expenses to Average Net Assets
Before Reimbursement	0.66%	(a)	1.23%	(a)
After Reimbursement	0.66%	(a)	0.40%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Reimbursement	3.60%	(a)	2.17%	(a)
After Reimbursement	3.60%	(a)	2.99%	(a)
Portfolio Turnover	0.00%	(b)	0.00%	(b)

* For the period April 13, 2017 (commencement of investment operations) through December 31, 2017.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
***Assumes reinvestment of dividends.
(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

PRIVACY NOTICE

Rev. 1/2017

FACTS	WHAT DOES STATE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons State Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does State Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes - to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness	NO	We don’t share

For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call (800) 523-8382.

What we do:
How does State Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does State Funds collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • State Funds has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • State Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • State Funds doesn’t jointly market.

Additional information about the Fund is included in the Fund's Statement of Additional Information dated September 21, 2018 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call (800) 523-8382  or visit www.tbil.co.  You may also write to:

State Funds – Enhanced Ultra Short Duration Mutual Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-23173

State Funds – Enhanced Ultra Short Duration Mutual Fund

Ticker Symbol: STATX

A series of STATE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated March 29, 2018

As Supplemented September 21, 2018

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of State Funds – Enhanced Ultra Short Duration Mutual Fund (the “Fund”), a series of State Funds (the “Trust”). This SAI should be read in conjunction with the Fund’s prospectus dated March 29, 2018 and as supplemented dated September 21, 2018 (the “Prospectus”). A copy of the Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada 89149, you may also call the fund by calling the following Toll free number (800) 523-8382 or by visiting its website at www.tbil.co. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Prospectus is incorporated by reference into this SAI, which means it is legally part of this SAI.

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TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE FUND	3
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS	3
Investment Objective	3
Fund Investment Policies	3
Fund Investment Strategies	4
Investments, Principal Risks and Limitations	4
DISCLOSURE OF PORTFOLIO HOLDINGS	5
BOARD OF TRUSTEES OF THE TRUST	7
Board Structure	7
Qualifications of Trustees	8
Independent Trustees	9
Interested Trustee and Officers	11
Remuneration of Trustees	14
CODE OF ETHICS	14
PROXY VOTING POLICIES AND PROCEDURES	15
MANAGEMENT	15
Payments to Financial Intermediaries	15
Custodians	16
Accounting and Transfer Agent	16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	16
INVESTMENT ADVISORY AND OTHER SERVICES	17
PORTFOLIO MANAGER	17
BROKERAGE TRANSACTIONS	18
Securities Lending and Derivatives	19
CAPITAL STOCK	19
PURCHASE AND REDEMPTION OF SHARES	20
Additional Purchase and Redemption Information
DETERMINATION OF NET ASSET VALUE	21
DIVIDENDS AND DISTRIBUTIONS	22
DIVIDEND REINVESTMENT SERVICE	23
TAXES	23
Reportable Transactions	27
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
DISTRIBUTION ARRANGEMENTS	28
Distributor	28
Payment of Additional Cash Compensation	28
FINANCIAL STATEMENTS	29
APPENDIX A ADVISER PROXY VOTING POLICY AND PROCEDURES	48

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GENERAL DESCRIPTION OF THE FUND AND THE TRUST

State Funds is an open-end management investment company. The Trust was organized as a Delaware statutory trust on June 21, 2016 under the name State Trust and in order to better reflect that the trust’s activities are in the mutual fund industry; the Trust’s Board of Trustees has decided to change the name of the Trust (without changing the name of the fund) to the Trust’s current name which is “State Funds” effective as of May 15th, 2017. The Trust is governed by an Agreement and Declaration of Trust dated June 20, 2016 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (“Trustees,” “Board of Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. This SAI relates to State Funds – Enhanced Ultra Short Duration Mutual Fund, a series of the Trust. The investment adviser to the Fund is New York Alaska ETF Management LLC, the Fund’s investment adviser (the “Adviser”). The Fund is a non-diversified fund.

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “How Shares are Priced” in the Prospectus and “Determination of Net Asset Value” in this Statement of Additional Information.

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

All principal investment strategies and risks of the Fund are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the additional risks of investing in the Fund.  This section also discusses limitations on certain of the Fund’s investments and investment policies of the Fund.

Investment Objective

The Fund’s investment objective is a non-fundamental policy and therefore may be changed by the Board of Trustees without shareholder approval. The Fund will notify its shareholders before changing its investment objective. The Fund seeks current income consistent with preservation of capital and daily liquidity.

Fund Investment Policies

Under normal market conditions, the Fund primarily invests its net assets  (exclusive of proceeds (collateral) received with respect to securities lending, repurchase agreements and reverse repurchase agreement transactions) in U.S. Treasury securities, which include bills, notes, and bonds issued by the U.S. Treasury, that have remaining maturities of three months. The balance of the Fund’s portfolio will consist of a mixture of cash and U.S. Treasury securities, which include bills, notes, and bonds issued by the U.S. Treasury, with remaining maturities of less than three months and remaining maturities of longer than three months. In addition, under normal market conditions, the Fund will hold at least one U.S. Treasury security with a maturity of at least 14 months, as measured at the time of purchase, and the Fund will maintain a portfolio with a dollar weighted average maturity of at least 90 days.

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The portfolio manager may adjust the dollar weighted average maturity of the Fund’s portfolio within the stated limit based on current and anticipated changes in interest rates. The foregoing specific maturity lengths are described as measured at the time of purchase. U.S. Treasury securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. All of the Fund’s assets will be invested in U.S. dollar-denominated securities.

Fund Investment Strategies

In addition to investing directly in the U.S. Treasury securities described above, the Fund may enter into securities lending, repurchase agreement and/or reverse repurchase agreement transactions.  While up to 100% of the Fund’s total assets may be invested in repurchase agreements and/or reverse repurchase agreements, in no event will the Fund lend more than 1/3 of its total assets.

Investments, Principal Risks and Limitations

U.S. Treasury Securities

U.S. Treasury bills, notes and bonds are direct obligations of the U.S. Treasury. Treasury bills have initial maturities of one year or less, Treasury notes from two to 10 years, and Treasury bonds more than 10 years. While U.S. Treasury securities are supported by the full faith and credit of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable to make interest and principal payments). Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating for the United States to “AA+” from “AAA.” The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in cash or cash equivalents (including cash it has borrowed).  While the Fund is in a defensive position, the opportunity to achieve its objective may be hindered and additional borrowing cost may be incurred.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of the Fund’s third party service providers (e.g., administrators, transfer agents, custodians and sub-advisers) or issuers that the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Like with

4

operational risk in general, the Fund has established risk management systems and diversification of service providers designed to reduce and dilute the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of issuers or third party service providers.

Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

The Fund may make loans, only as permitted under the 1940 Act, as amended, the rules and regulations promulgated thereunder, or interpretations of the SEC or its staff;

2.     The Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as  amended, the rules and regulations promulgated thereunder, or interpretations of the SEC or its staff;

3.     The Fund may not purchase or sell real estate;

4.     The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

5.    The Fund may not purchase or sell commodities; and

6.     The Fund may not concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, as amended, the rules and regulations promulgated thereunder, or interpretations of the SEC or its staff.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund will not invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of the Fund’s net assets would be invested in such securities.  If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities, will be continuously complied with.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders. As a general matter, the Fund will not disclose (or authorize its adviser, transfer agent, fund accountant, administrator, custodian or distributor) portfolio holdings information to any person or entity except as follows:

•  To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Board;

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•  In connection with periodic reports that are available to shareholders and the public;

•  Pursuant to a regulatory request or as otherwise required by law;

•  To persons approved in writing by the CCO; or

•  On the Fund’s website.  A complete listing of the Fund’s holdings may be posted on the Fund’s website on a periodic basis. Holdings will be posted with an “as-of date".

Availability of Quarterly Portfolio Schedule - The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.; (i) the Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) additionally, the Fund makes the information on Form N-Q available to shareholders on its website address : www.tbil.co  or may be obtained upon request, without charge by writing to the Trust or the Distributor. The Trust’s address is 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada  89149, you may also call the fund by calling the following Toll free number (800) 523-8382 or by visiting its website at www.tbil.co.

The Fund’s Chief Executive Officer and Chief Compliance Officer(s) may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis and which may not be published unless the Fund has already published that information on its website www.tbil.co and such disclosure will include the following details:

(1) the complete portfolio holdings, dividend distributions made by the fund and information concerning the performance of the fund published on the website www.tbil.co “as of date” which may be at least at any date during each calendar month but no more frequent than at the end of each trading day after the fund has already disclosed to the Public its latest Net Asset Value share price and (2) the information will remain available until it is updated in accordance with the publication frequency detailed in this prospectus and no later than the date on which the Fund files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current; and (3) the fund’s portfolio holdings will be published on the “Fund Info” tab on the Fund’s website www.tbil.co where either the information or a prominent hyper link (or series of prominent hyperlinks) to the information will be available.

The fund does not intend to receive compensation or any considerations for providing such more frequent information, The Fund’s board of directors will exercise, from time to time, oversight of disclosure of the Fund’s portfolio securities.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•   The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•   Mutual Shareholder Services, LLC. Mutual Shareholder Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

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•   Custodians. Personnel of the Fund’s custodians (described below under “Custodians”) have full daily access to the Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund.

•  BrookWeiner LLC. BrookWeiner LLC is the Fund's independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

•  Law Offices of K&L Gates are special counsel to the Trust where officers of the Trust or the require legal advice in specific legal matters as determined from time to time by the Trust’s board and/or officers and management; therefore its personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

•

Law Offices of Robert K Lu and Reid & Wise LLC are both located at U.S Bank Tower, 633 West fifth street, 23rd floor, Los Angeles, CA 90071 and serve as counsels to the Trust and the Trust’s Independent Trustees; therefore its personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Procedures to Address Potential Conflicts of Interest.  Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures. There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

BOARD OF TRUSTEES OF THE TRUST

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on June 21, 2016. The Board supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Board Structure

The Board includes three Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and one Trustee who is an “interested person” as defined in the 1940 Act (“Interested Trustee”). Mike Logan is Chairman of the Board. With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Fund’s adviser, administrator, transfer agent and distributor, as well as the Trust’s

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Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with

Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and Nominating and Corporate Governance Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualification, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience qualifications, attributes and/or skills for each Trustee.

Ofer Abarbanel

Mr. Abarbanel brings to the Trust his deep understanding of the Fund’s principal investment strategy, substantial knowledge of methods of efficiently executing that strategy, and significant familiarity with the regulatory framework that governs the Fund.

Mr. Abarbanel is a 17 year securities lending broker and expert who has advised many Israeli regulators, among them the Israel Tax Authority, with respect to stock loans, repurchase agreements and credit derivatives.

Mr. Abarbanel holds a professional certification as a securities portfolio manager and advisor in Israel. Mr. Abarbanel is the sole owner of the Adviser. He is the CEO of State Funds and Plus Trust, open-end registered investment companies that are registered as a mutual fund and an exchange traded fund (respectively) with the Securities and Exchange Commission. State Funds is a series trust and its fund is traded under the symbol: “STATX” while Plus Trust is a series trust which is approved to be traded on NASDAQ under the Symbol: ”TBIL” but has not yet commenced operations.” Mr. Abarbanel is also the owner and CEO of Institutional Secured Credit LLC, a US based holdings company, and an outsourced consultant for Contact Prime Brokerage Ltd., an Israeli based firm which specializes in securities lending, repurchase agreements, reverse repurchase agreements and derivatives.

Linus Nwaigwe

Mr. Nwaigwe brings to the Board extensive compliance and accounting expertise and leadership experience, coupled with a long tenure in the securities industry.

Mr. Nwaigwe has an MBA in Finance from New York-based university. He has extensive compliance experience with particular emphasis on SEC, FINRA, Treasury and Federal Reserve Bank requirements, including Net Capital and Customer Reserve requirements. Previously held Series 7, 24, and 63.

2007 to present: Consulting: Consulting for various broker/dealers on restructuring of the Compliance Department, including but not limited to expanding business mix, modification of restriction agreement, conducting training on OFAC,  Know Your Customer/Enhanced Due Diligence, USA Patriot Act, and Anti-money laundering/suspicious activity reporting.

2001-2007 : Chief Compliance Officer A.B. Watley, Inc/A.B. Watley Direct, Inc in which he: Managed regulatory on-site examinations and investigations, Conducted training sessions on, OFAC, Know Your Customer/Enhanced Due Diligence, USA Patriot Act, and Anti-money laundering/suspicious activity reporting, Coordinated with internal and external auditors to ensure that all compliance issues are effectively addressed, Managed Broker-Dealer regulatory issues, Prepared Written Supervisory Policies and Procedures, Reviewed and Handled Customer Complaints, Supervised Registration Department and Branch Office Audits, Developed, implemented and coordinated Anti-money laundering policies

1997-2001 : Director of compliance at On-Site Trading, Inc in which he: Managed regulatory on-site examinations and investigations; Managed Broker-Dealer regulatory issues; Prepared Written Supervisory Policies and Procedures; Reviewed and Handled Customer Complaints; Conducted Continuing Education - Firm Element; Supervised Registration Department and Branch Office Audits                                                          1994 to 1997: Citibank, N.A. Assistant Vice President - Quality Assurance-Global Relationship Bank (GRB)

1987 to 1994: Financial Industry Regulatory Authority, Inc (“FINRA”) Rose to title of Field Supervisor of Examiners.

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Eliahu Cohen

Mr. Cohen has significant general and technological business experience, and his planning, organizational and leadership skills help the Board set long-term goals for the Fund and establish processes for overseeing Trust policies and procedures.

Mr. Cohen is currently self-employed as a strategic consultant to technology companies operating under the name Management Advisors, and has been so since 2013. From 2010 through 2013 Mr. Cohen served as the Vice President of Business Development of Emefey, a wastewater clean technology company. Prior to that, Mr. Cohen was the Vice President of Business Development and Technology for RIT Technologies.

Mr. Cohen earned a B.A. degree in Computer Science from the City University, New York, Queens College.

Michael Logan

Mr. Logan brings to the Trust his significant knowledge of, and substantial leadership experience within, the securities finance industry.

Mr. Logan currently works as the head of securities lending for Velocity Capital LLC and since January, 2016 is a trustee at Plus Trust which is a non-active fund. Prior to beginning work with Velocity Capital LLC in 2016, Mr. Logan worked at Quantex Clearing (a registered broker-dealer that performs clearing services and executes stock loan transactions) from 2010 until 2016, where he also served as the head of securities lending.  Prior to his work on Quantex Clearing, Mr. Logan worked as a Systems Administrator and Vice President of the Matador Platform (software used to administer stock lending transactions) at All American Technologies from 2004 through 2006 and from 2007 through 2010.

As of November 2016, Mr Logan has indirect ownership in Sabretooth Advisors, LLC, a registered investment advisor.  Mr. Logan owns 10% of SSSDMG, LLC, which owns 50% of Sabretooth Advisors.  SSSDMG does not have any other assets or business interests outside of its Sabretooth Advisors ownership.  Mr. Logan's role in SSSDMG and Sabretooth Advisors is as a passive investor with no representation on the board or management committees of either entity.  Mr. Logan is not designated as an "access person" as it pertains to the actively managed exchange traded fund that is managed by Sabretooth Advisors.

As of January 2017, Mr. Logan also owns 5% of outstanding class B membership units of Precision Securities, LLC, a registered broker dealer and FINRA member.  Mr. Logan is a passive investor only and is not a control person, member of the management team, or a member of any executive committees.  He is, however, registered with Precision Securities for the purpose of receiving his share of net income allocated to class B members. Additionally, since 07-2017 Mr. Logan is also a 100% owner of MJCO Holdings LLC which is s a securities lending consultancy company

Mr. Logan holds a FINRA series 7 license and graduated from Empire State College with a degree in Liberal Arts.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualification, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

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Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address[1] and [Month & Year of Birth]	Position(s) Held with the Trust	Term of Office2/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Michael Logan (07-1980)*†	Trustee, Chairman of the Board	Since 2016

Head of Securities Lending, Velocity Capital (2016-present); Trustee, Plus Trust, a non-active fund ( 01-2016 – current), Head of Securities Lending, Quantex Clearing (a registered broker-dealer that performs clearing services and executes stock loan transactions) (2010-2016), 10% owner of SSSDMG, LLC which owns as a passive investor 50% of Sabretooth Advisors, LLC a registered Investment advisor (11/2016- current); 5% passive owner of outstanding class B membership units of Precision Securities, LLC, a registered broker dealer and FINRA member (01/2017- Current); 100% owner of a securities lending consulting firm named MJCO Holdings LLC (07-2017 - Current)

				2	Trustee at Plus Trust , a Non active Fund

Linus Nwaigwe (09-1957)*	Trustee, Chairman of the Audit Committee	Since December 2017	Independent Compliance Consultant (2007-present); Chief Compliance Officer A.B. Watley, Inc/A.B. Watley Direct, Inc (2001-2007); Director of compliance at On-Site Trading, Inc (2001-2007); Citibank, N.A. Assistant Vice President - Quality Assurance-Global Relationship Bank (GRB) (1994 to 1997); Financial Industry Regulatory Authority, Inc (“FINRA”) (1987 to 1994)	1	None

Eliahu Cohen (01-1959)†	Trustee and Chairman of the Nominating Committee	Since 2016	Strategy Consultant (technology companies) (2008-Present); Trustee, Plus Trust, a non-active fund ( 08-2015 – current); Vice President of Business Development, Emefey (wastewater clean technology company) (2010-2013)	2	Trustee at Plus Trust , a Non active Fund

1. The address for each Trustee is 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada  89149.

2. Each Trustee serves until resignation, death, retirement or removal.

3. The Fund Complex consists of State Funds and Plus Trust.

* Member of the Audit Committee.

† Member of the Nominating and Corporate Governance Committee.

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Interested Trustee and Officers

The following table provides information regarding the Interested Trustee, as well as the officers of the Trust.

Name, Address[1] and [Month & Year of Birth	Position(s) Held with the Trust	Term of Office2/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years
Ofer Abarbanel (12-1974)[4]	Trustee, President, Chief Executive Officer, Chief Financial Officer, Secretary and Chief Compliance Officer	Since 2016	CEO, Plus Trust (2015-present, a Non Active fund); CEO & Trustee, CEO & Trustee, State Funds (2016-present) Owner and CEO, New York Alaska ETF Management, LLC (2014-present); Owner and CEO, Institutional Secured Credit LLC (2014-present); Owner and CEO, Contact Prime Brokerage, Ltd. (November 2012- February 2016 ); Outsourced consultant, Contact Prime Brokerage, Ltd. (February 2016 - present); Owner and CEO, Contact (ISR) – Management & Consulting Ltd. (August 2000-June 2015)	2	Trustee at State Funds Trustee at Plus Trust, a Non active Fund

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Nicholas Abbate (10-1971) [5]	Chief Operating Officer	Since 2017

Chief  Operating Officer and Portfolio Manager, State Funds (Jan 2017 – current)

Portfolio Manager, State Funds  (November 2016 – current)

Chief Investment Officer New York Alaska ETF Management LLC (November 2016 – current)

Trustee, Chairman of the Audit Committee, and Co-Chairman of the Nominating Committee Plus Trust (a non-active fund) (2014- current)

Director of Business Development, Enerlock LLC (2014-2016)

Independent Real Estate Investor & Developer (2010-2014)

Independent Market Maker, Knight Capital Group (1997-2010)

Accounts Manager, TD Waterhouse (1996-1997)

Trustee, Chairman of the Audit Committee, and Co-Chairman of the Nominating Committee Plus Trust (a non-active fund)

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1. The address for each Trustee is 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada

2. Each Trustee serves until resignation, death, retirement or removal.

3. The Fund Complex consists of State Funds and Plus Trust.

4. Mr. Abarbanel is an Interested Trustee due to his status as sole owner of the Adviser.

5. Mr. Abbate is not a Trustee but an officer of the Trust acting as Chief Operating Officer

The Board has an Audit Committee consisting of Linus Nwaigwe, an Independent Trustee who serves as Chairman of the Audit Committee. Mr. Nwaigwe has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the first six months of 2018 fiscal year the Audit Committee conducted one meeting.

The Board also has a Nominating and Corporate Governance Committee consisting of Mr. Cohen, an Independent Trustee, who serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. During the first six months of 2018 fiscal year the Nominating and Corporate Governance Committee did not conduct any meeting since there were no special nominations or major changes in corporate governance policies.

The officers and Trustees of the Trust, in the aggregate, own 29.66% of the shares of the Fund as of the date of this SAI. Since Mr. Abarbanel who is the CEO of the fund also owns 100% of the Advisor as well as sole owner of his holdings company which has also invested in the fund, he is deemed to indirectly control that portion of ownership of the fund shares which his companies have invested in the fund which as of September 21, 2018 equals to 29.66% of the fund’s assets. Mr. Abarbanel may increase or decrease his investments in the Fund from time to time.

The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. The Board believes this policy is appropriate because, in the Board’s view, the Independent Trustees are in a better position than shareholders to evaluate the current staffing needs of the Board and the qualifications of candidates relative to those needs.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.  Information below is provided as of September 21, 2018:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Michael Logan	None	None
Linus Nwaigwe	None	None
Eliahu Cohen	None	None

Ofer Abarbanel	None	None

As to each Independent Trustee and his immediate family members, as of September 21, 2018, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

Remuneration of Trustees

The Trust pays each Independent Trustee a minimum annual retainer of $1,000. In addition to the minimum retainer, each Independent Trustee is entitled to an additional annual $1,000 per average quarterly increase in Fund assets of $50 million (the “Asset-Based Fee”).  The Asset-Based Fee will decrease by $1,000 for each average quarterly decrease in Fund assets of $50 million. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation. The Interested Trustee receives no compensation from the Trust for services performed as Trustee.

The table below shows the compensation paid to the Trustees by the Trust as of September 21, 2018. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation from the Trust during 2018	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex[1] Paid to Trustee
Michael Logan	$2,000	N/A	N/A	$2,000
Linus Nwaigwe	$2,000	N/A	N/A	$2,000
Eliahu Cohen	$2,000	N/A	N/A	$2,000
Ofer Abarbanel[2]	$0	N/A	N/A	$0

1. The “Fund Complex” consists of State Funds and Plus Trust.

2. “Interested person” under the 1940 Act.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have adopted Codes of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Codes of Ethics permit the Trustees, directors, officers or advisory representatives of the Fund or the investment adviser or the directors or officers of the distributor to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the Fund. Securities transactions by some of these individuals may be subject to prior approval of each entity’s Chief Compliance Officer or alternate. Securities transactions are subject to quarterly reporting and review requirements, except to the extent that certain transactions by the Trust’s Independent Trustees may be exempted by law.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. At this time, the Fund intends to invest exclusively in non-voting assets. To the extent the Fund invests in voting securities, the proxies with respect to such securities will be voted in accordance with policies and procedures adopted by the Adviser in accordance with applicable law. Such policies are attached to this SAI as Appendix A.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available through the Fund’s website, at www.tbil.co, or may be obtained upon request, without charge by writing to 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada, 89149 and 20340 Chapter Drive, Woodland Hills, CA 91364 or by calling the following Toll free number (800) 523-8382. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

MANAGEMENT

New York Alaska ETF Management LLC a Nevada limited liability company, serves as investment manager to the Fund pursuant to an investment management agreement (“Investment Management Agreement”) between the Adviser and the Trust. The Adviser is located at 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada 89149 and 20340 Chapter Drive, Woodland Hills, CA 91364. The Adviser is a newly formed company, was founded in 2015 and as of September 21, 2018, had $61,152,352.42 assets under management. The Adviser is 100% owned by Mr. Ofer Abarbanel who is also the Fund’s Chief Executive Officer.

Compensation. As compensation for its services under the Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of the Fund’s average daily net assets at the annual rate of 0.30%. When the Fund was launched, the Adviser has voluntarily agreed to waive and/or reimburse all expenses of the Fund in order to maintain the Fund’s total annual fund operating expenses at 0.40% of the average daily net assets of the Fund. The Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. As of the date of this Prospectus and statement of Additional information, the Advisor has agreed to maintain the Fund’s total annual fund operating expenses at 0.40% of the average daily net assets of the Fund, The Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund.

Term. The Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, not more than 60 days’ written notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  The Investment Management Agreement is also terminable upon 90 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Indemnification. Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Payments to Financial Intermediaries

The Adviser and its related companies may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about mutual funds or exchange traded products, including the funds managed by the Adviser, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser and its related companies may also make payments out of their own assets to financial intermediaries to promote the sale of the Funds. Payments to a broker-dealer or other intermediaries may create potential conflicts of interest between the broker-dealer or intermediaries and their clients, and in order to reduce such potential conflicts of interest, broker-dealers are allowed to pay their clients partial or full cash rebates referred to as an “expense reimbursement” arrangement and a “commission recapture” arrangement. Under these arrangements, the broker-dealer rebates a certain portion or all of an account’s brokerage commissions (or spreads on fixed income or principal trades) directly to the account or pays some of the account’s expenses directly (e.g., custody fees, audit fees, fund management fees etc.).

Custodians

The Fund’s custodians hold the Fund’s Assets pursuant to a custodian agreement signed with each one of them. The Fund holds its assets with custodians who are compliant with SEC rules and regulations and which have been reviewed and deemed satisfactory by New York Alaska ETF Management LLC, the Fund’s investment adviser, pursuant to guidelines adopted by the Board of Trustees.

The Fund’s custodians are:

•

Wells Fargo Bank, N.A. whose principal office is located at 420 Montgomery Street, San Francisco, CA 94104.

•

The Huntington National Bank whose principal office is located at 41 South High Street, Columbus, OH, 43287; and

•

Alliance Trust Company LLC whose principal office is located at 100 West Liberty Street, Suite 100, Reno, Nevada 89501; and

Accounting and Transfer Agent

Mutual Shareholder Services, LLC (“MSS”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as the Fund’s Administrator pursuant to a Fund Accounting Agreement (the “Accounting Agreement”). Under the Accounting Agreement, MSS provides necessary accounting, accounting services, and financial reporting for the maintenance and operations of the Trust. In addition, MSS makes available the office space, equipment, personnel and facilities required to provide such services. MSS supervises the overall administration of the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. MSS provides persons satisfactory to the Board to serve as officers of the Trust. For the services rendered to the Fund by MSS, the Fund pays MSS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays MSS for any out-of-pocket expenses. MSS also serves as the Fund’s transfer agent pursuant to a Transfer Agent Servicing Agreement. MSS may be reimbursed by the Fund for its out-of-pocket expenses.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI the following financial institutions may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund. A shareholder who owns beneficially more than 25% of any class of a fund is deemed to control that class and may determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class; the financial institution are detailed herein: (1) Interactive Brokers LLC, own 56.92% of the Fund’s shares and is classified as a control person. Interactive Brokers LLC is a US based regulated financial institution located at 8 Greenwich office park, Greenwich, CT 06831 organized under the laws of the state of Connecticut and it is 82.6% approximately owned by IBG Holdings LLC which is 89.2% owned by Mr. Thomas Peterffy and his affiliates and 17.4% approximately owned by Interactive Brokers Group, Inc which is a public company (NASDAQ: IBKR) which the public owns 100% of its Class A common stock entitling the public to 17.4% of the voting interests while 100% of its Class B common stock is owned by aforementioned IBG Holdings LLC (owned by Mr. Thomas Peterffy and his affiliates) representing approximately 82.6% voting interest in the aforementioned public company (NASDAQ: IBKR); (2) Institutional Secured Credit LLC, owns 29.66% of the Fund’s shares Institutional Secured Credit LLC is a US based holdings company located at 5550 painted mirage road, Suite 320, Las Vegas, Nevada, 89149 organized under the laws of the state of Nevada and is 100% owned by Mr. Ofer Abarbanel, Mr. Abarbanel who is the CEO of the fund and owns 100% of the Advisor which has also invested in the fund, he is deemed to indirectly control that portion of ownership of the fund shares which his companies have invested in the fund which as of September 21, 2018 equals to 29.66% of the fund’s assets. Mr. Abarbanel may increase or decrease his investments in the Fund from time to time via direct subscription for the Advisor and via Institutional Secured Credit LLC account at Interactive Brokers LLC.

As of the date of this SAI the following financial institutions may be deemed to be classified as Principal

Holders the Fund until such time as it owns more than 25% of the outstanding shares of the Fund or less than 5% of the outstanding shares of the Fund. A shareholder who owns beneficially between than 5% up to 25% of any class of a fund is deemed to be classified as Principal Holders

As of the date of this SAI the following financial institutions may be deemed to be Principal Holders and are all 100% owners of record on behalf of their own end clients (1) Brown Brothers Harriman & Co, owns 20.76% of the Fund’s shares.  Brown Brothers Harriman & Co is a US regulated financial institution whose New York offices are located at 140 Broadway New York, New York 10005-1101 and organized under the laws of the state of New York; (2) Old Fort Financial, owns 21.37% of the Fund’s shares. Old Fort Financial is a Bahamas regulated financial institution located at 4, Pineapple Place, Bernard Rd, Nassau the Bahamas and organized under the laws of the Bahamas. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the Fund does have additional shareholders which own less than 5% of the Fund’s shares.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was 29.66% of the Fund’s shares of beneficial interest outstanding since Mr. Abarbanel who is the CEO of the fund also owns 100% of the Advisor as well as sole owner of his holdings company as aforementioned described. Mr. Abarbanel is deemed to indirectly control that portion of ownership of the fund shares which his companies have invested in the fund which as of September 21, 2018 equals to 29.66% of the fund’s assets. Mr. Abarbanel may increase or decrease his investments in the Fund from time to time

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser: Ofer Abarbanel may be deemed to control the Advisor since Mr. Abarbanel is the sole owner and highest ranked managing member of the Advisor and under such capacity he supervises and administrates the Advisor’s activities under the investment instructions provided by the Portfolio Manager.

Principal Underwriter: Rafferty Capital Markets, LLC (the “Distributor”) is the principal underwriter and distributor of shares. Its principal address is 1010 Franklin Avenue Suite 300A Garden City, NY 11530 and investor information can be obtained by calling (800) 523-8382. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust or by the Distributor, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes shares. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use best efforts to facilitate the sale of the Fund’s shares. Shares will be continuously offered for sale by the Trust through the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The fee for the Distributor is paid by the Fund’s Advisor. For the period January 1, 2018 through June 30, 2018, Rafferty Capital Markets, LLC earned fees of $9,250 paid by the Advisor and was not reimbursed by the Fund.

Services Provided by Investment Adviser and Fund Expenses Paid by Advisor: For the services provided to the Fund under the investment management agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.30%. When the Fund was launched, the Adviser has voluntarily agreed to waive and/or reimburse all expenses of the Fund in order to maintain the Fund’s total annual fund operating expenses at 0.40% of the average daily net assets of the Fund. The Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. As of the date of this Prospectus and statement of Additional information, the Advisor has agreed to maintain the Fund’s total annual fund operating expenses at 0.40% of the average daily net assets of the Fund, The Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund.

Service Agreements (Management Related Service Contract) - Mutual Shareholder Services, LLC (“MSS”) keeps, prepares and files accounts, books, records, or other documents required under federal or state law since it is the Fund’s transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund. For the period January 1, 2018 through June 30, 2018, Mutual Shareholder Services, LLC earned fees of $$18,173 from the Fund.  At June 30, 2018, the Fund owed MSS $3,514. MSS charges a fixed yearly fee of $22,200 for funds with average value of the fund under 25 million USD along with shareholder service fee of $775 per month and pricing fee of $25 per month.

As of the date of this SAI the Fund intends to disclose its securities lending activities for end of fiscal year 2018 as follows: (1A) the Fund has generated the following $0 dollar amounts of income and fees/compensation related to the securities lending activities of each Series; The Gross income from securities lending activities, including income from cash collateral reinvestment were $0 ; (2A) All fees and/or compensation for each of the following securities lending activities and related services were $0;  any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”) were $0; fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split were: $0; administrative fees that are not included in the revenue split were $0; fees for indemnification that are not included in the revenue split; rebates paid to borrowers were $0 ; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees were $0 ; (3A) The aggregate fees/compensation disclosed pursuant to paragraph (2A) were: $0; Net income from securities lending activities (i.e., the dollar amount in paragraph (1A) minus the dollar amount in paragraph (3A)  were $0. As of the date of this SAI the Fund does not use any third party lending agent and does not pay any third party for any securities lending services.

PORTFOLIO MANAGER

Other Accounts Managed by the Portfolio Manager

As of September 21, 2018, the Fund’s portfolio manager is not responsible for the management of the portfolio of any account other than the Fund.

Other Portfolio Manager Information

The portfolio manager may also be responsible for managing other account portfolios in addition to the Fund.  The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, another account managed by the same portfolio manager may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities.  Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser.

Portfolio Manager Compensation

The compensation of the portfolio manager varies with the general success of the Adviser as a firm. For the services provided to the Fund, the portfolio manager receives (i) a base salary, and (ii) bonuses, calculated as a percentage of Fund assets, awarded if the Fund meets certain performance or asset targets over a monthly period.   Performance-based bonuses are awarded if the Fund’s post-tax returns are greater than the then-current London Interbank Offered Rate over the applicable month.  All bonuses received by the portfolio managers are subject to clawback by the Adviser if the return and asset size targets are not met.

Portfolio Manager Share Ownership

As of the date of this SAI, Mr. Abbate does not beneficially own any shares of the Fund.

BROKERAGE TRANSACTIONS

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. For the period January 1, 2018 through June 30, 2018, the Fund paid a total of $0 in brokerage commissions.

To the extent applicable and consistent with Section 28(e) of the Exchange Act, and interpretations thereunder, the Adviser may cause the Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which the Fund may invest. The Adviser may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with the Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

Securities Lending and Derivatives

Mr. Abarbanel is an outsourced consultant to, and former owner and CEO of, Contact Prime Brokerage, Ltd. (“Contact Prime Brokerage”), an Israeli based firm which specializes in securities lending, issuance of structured notes and the selling of derivatives. The Fund may from time to time enter into a securities lending and/or derivative transaction with a party that has also borrowed securities or purchased structured notes and/or derivatives from Contact Prime Brokerage. Contact Prime Brokerage has agreed that in the event of a default by any such borrower, Contact Prime Brokerage will subordinate its interest to that of the Fund.  Additionally, the Fund’s securities finance transactions detailed in the main principal strategy section of the prospectus will be conducted at market rates or higher for the benefit of the Fund and its shareholders and will be approved by the majority of the Independent Trustees.

CAPITAL STOCK

The Trust currently is comprised of one investment fund. The Trust issues one class of Fund shares of beneficial interest with no par value. The Board may designate additional funds of the Trust or additional classes of shares of the Fund.

Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Fund may liquidate and terminate at any time and for any reason, without shareholder approval.

              Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act.

All shares of the Fund have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Declaration of Trust provides for indemnification by the Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

The Trust will issue to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o New York Alaska ETF Management LLC, 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada  89149.

PURCHASE AND REDEMPTION OF SHARES

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchase and redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Additional Purchase and Redemption Information

Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Board of Trustees. If payment is made in securities, the Fund will value the securities in the same manner in which it computes its NAV. Generally, all redemptions will be for cash. However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the net assets of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

DETERMINATION OF NET ASSET VALUE

Shares of the Fund will be offered to the public at net asset value (“NAV”). The NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV.

The NAV of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. In accordance with Rule 22c-1 under the 1940 Act, the Fund reserves the right to change the time its NAV is calculated on (i) days on which changes in the value of the Fund’s portfolio securities will not materially affect the current net asset value of the Fund’s shares; and (ii) days during which no Fund share is tendered for redemption and no order to purchase a Fund share is received by the Fund.  In addition, the Board may change the time at which the Fund’s NAV is calculated if the Board deems such change necessary.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Adviser.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

DIVIDENDS AND DISTRIBUTIONS

General Policies

Dividends from net investment income, if any, are declared and paid every two weeks by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that the Fund will distribute virtually all of its net income (interest less expenses) bi-weekly or monthly while capital gains distributions will generally occur annually in December.

During the last fiscal year , the Fund’s frequent dividend distribution practice did not affect the Fund’s investment strategy and per share net asset but rather was used to reduce shareholder commission expenses required to be paid by investors wishing to realize a portion and/or all of their profits as well as minimizing the Fund’s tax liability risk exposure which may be caused by the fund missing on paying out as dividends substantially all of its profits it generated during the last fiscal year. During the last fiscal year the fund’s distribution were as follows:

	(Unaudited)	Period *
	Six Months Ended	Ended
	6/30/2018	12/31/2017

Net Asset Value, at Beginning of Period	$ 100.00	$ 100.00

Income From Investment Operations:
Net Investment Income **	$ 1.79	$ 2.16
Net Realized and Unrealized Loss on Investments	(0.14)	(0.01)
Total from Investment Operations	$ 1.65	$ 2.15

Less Distributions:
Net Investment Income	(1.65)	(1.72)

Return of capital	0.00	(0.42)
Total Distributions	(1.65)	(2.15)

* For the period April 13, 2017 (commencement of investment operations) through December 31, 2017.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to beneficial owners of such shares. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Trust.  The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and net tax-exempt interest income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Dividend reinvestment service is provided by the Trust to beneficial owners that elect to receive it either under direct subscription with the Fund or by electing to receive it from their financial intermediaries. In certain cases. Financial intermediaries may obligate or make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the terms, availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund.

When you reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. When you or your financial intermediary instructs that dividends and distributions on Fund shares are to be reinvested in shares of the Fund; such instruction may be made by writing to the Fund’s Transfer Agent or by telephone by calling 1-800-523-8382. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

When a dividend reinvestment instruction is made, dividends and other distributions will be made in the form of additional shares of the Fund. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Fund’s transfer agent and your Financial Intermediary (when applicable) in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request

TAXES

The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders.

To qualify for treatment as a RIC, a company must annually distribute an amount at least equal to 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund will be subject to a 4% excise tax on certain undistributed income if it generally does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended December 31 of such year, and 100% of any undistributed amounts from the prior years. Although the Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

Dividends, interest and gains received by the Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

The Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect that any of its distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Gain or loss on the sale or redemption of Fund shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities (including covered securities purchased pursuant to a dividend reinvestment plan), which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of shares of the Fund may be disallowed if other Fund shares (or substantially identical shares) are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Distributions reinvested through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) in additional Fund shares will nevertheless be taxable dividends to beneficial owners acquiring such additional shares to the same extent as if such dividends had been received in cash.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption shares (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number.

When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, you are a “Non-U.S. Shareholder.”  Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Dividends paid to a Non-U.S. Shareholder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty.  If a Non-U.S. Shareholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.  However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty).

If the Non-U.S. Shareholder is subject to such U.S. income tax on a distribution, then we are not required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Code section 871(k) provides certain “look-through” treatment to Non-U.S. Shareholders, permitting qualified interest-related dividends and qualified short-term capital gains not to be subject to U.S. withholding tax.  More specifically, no withholding is required with respect to certain dividends if (i) the dividends are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the dividends are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied.  Depending on the circumstances, the Fund may designate all, some, or none of the Fund’s potentially eligible dividends as qualified interest-related dividends or as qualified short-term capital gains.

If the amount of a distribution exceeds our current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the non-U.S. shareholder’s tax basis in our shares.  To the extent that any distribution received by a Non-U.S. Shareholder exceeds the Non-U.S. Shareholder’s tax basis in our shares and our current and accumulated earnings and profits, the excess will be treated as gain from the sale of the shares and will be taxed as described immediately below.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on the sale, exchange or other non-redemption disposition of our shares, unless (i) the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the United States (or, if the Non-U.S. Shareholder is eligible for the benefits of a U.S. tax treaty, the gain is attributable to a permanent establishment in the United States of the Non-U.S. Shareholder); (ii) the Non-U.S. Shareholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a “tax home” in the United States; or (iii) we are or have been a U.S. real property holding corporation at any time within the five-year period preceding the date of disposition of our shares or, if shorter, within the period during which the non-U.S. shareholder has held our shares.  Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable Treasury regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business.  We do not expect to be treated as a U.S. real property holding corporation.

With respect to distributions to Non-U.S. Shareholders which are reinvested through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”), if (i) the distribution is a distribution of our investment company taxable income, (ii) the distribution is not designated by us as a qualified short-term capital gain dividend or a qualified interest-related dividend (if applicable), and (iii) the distribution is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our shares.  If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the full amount of the distribution generally will be reinvested in our shares and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons.  The Non-U.S. Shareholder will have an adjusted tax basis in the additional shares purchased through the dividend reinvestment plan equal to the amount of the reinvested distribution.  The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to impose a 30% withholding tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid effective July 1, 2014, and proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2017 to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners.

To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of direct and indirect U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide the name, address, account numbers and balances and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While final FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax. The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Law Offices of K&L Gates LLP, K&L Gates Center, 210 Sixth Avenue, Pittsburgh, PA 15222 is special counsel to the Trust where officers of the Trust or the require legal advice in specific legal matters as determined from time to time by the Trust’s board and/or officers and management.

Law Offices of Robert K Lu and Reid & Wise LLC are both located at U.S Bank Tower, 633 West fifth street, 23rd floor, Los Angeles, CA 90071 are counsels to the Trust for advice in matters where the board or management require legal advice in legal matters which are determined from time to time by the Trust’s board and/or management.

BrookWeiner LLC, 125 South Wacker, 10th floor, Chicago, IL 60606 is the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

DISTRIBUTION ARRANGEMENTS

Distributor

Rafferty Capital Markets, LLC (the “Distributor”) is the principal underwriter and distributor of shares. Its principal address is 1010 Franklin Avenue Suite 300A Garden City, NY 11530 and investor information can be obtained by calling +1-516-535-3818. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust or by the Distributor, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes shares. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use best efforts to facilitate the sale of the Fund’s shares. Shares will be continuously offered for sale by the Trust through the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund.  Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services. Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of FINRA, the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Payments to a broker-dealer or other intermediaries may create potential conflicts of interest between the broker-dealer or intermediaries and their clients, and in order to reduce such potential conflicts of interest broker-dealers are allowed to pay their clients partial or full cash rebates referred to as an “expense reimbursement” arrangement and a “commission recapture” arrangement. Under these arrangements, the broker-dealer rebates a certain portion or all of an account’s brokerage commissions (or spreads on fixed income or principal trades) directly to the account or pays some of the account’s expenses directly (e.g., custody fees, audit fees, fund management fees etc.).

FINANCIAL STATEMENTS

N-CSRS 1 statencsrs201809.htm

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23173

STATE FUNDS

(Exact name of registrant as specified in charter)

5550 Painted Mirage Road

Suite 320

Las Vegas, Nevada  89149

 (Address of principal executive offices) (Zip code)

New York Alaska ETF Management LLC

5550 Painted Mirage Road

Suite 320

Las Vegas, Nevada  89149

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 523-8382

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

State Funds – Enhanced Ultra Short Duration Mutual Fund

Ticker Symbol: STATX

Semi-Annual Report

June 30, 2018

(Unaudited)

This report is provided for the general information of Enhanced Ultra Short Duration Mutual Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

ENHANCED ULTRA SHORT DURATION MUTUAL FUND

PORTFOLIO ILLUSTRATION

JUNE 30, 2018 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Enhanced Ultra Short Duration Mutual Fund
Schedule of Investments
June 30, 2018 (Unaudited)

						Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 65.52%						Amount	( Note 3)

U.S. Treasuries - 65.52%
U.S. Treasury Bill 0.00%, 8/16/2018						$ 23,744,000	$ 23,686,540
U.S. Treasury Bill 0.00%, 2/28/2019						2,933,000	2,890,765
U.S. Treasury Bill 0.00%, 8/15/2047						187,000	178,512
U.S. Treasury Bond 2.978%, 5/15/2047						16,000	16,054
						26,880,000	26,771,871

TOTAL FOR U.S. GOVERNMENT OBLIGATIONS (Cost $26,783,116)* - 65.52%

SHORT TERM INVESTMENTS - 26.88%

Reverse Repurchase Agreements**-26.88%
	Net Interest	Floating	Trade	Maturity [a]	Collateral [b]	Principal	Value
Counterparty	Rate	Fee rate ( %) [c]	Date	Amount	Amount	Amount	( Note 3)
Institutional Syndication, LLC	0.00%	13.00%	11/13/2017	$ 1,829,651	$ 1,874,000	$ 1,829,000	$ 1,829,000
Institutional Syndication, LLC	0.00%	13.00%	11/13/2017	1,786,636	1,830,000	1,786,000	1,786,000
Institutional Syndication, LLC	0.00%	13.00%	11/21/2017	270,096	280,000	270,000	270,000
Institutional Syndication, LLC	0.00%	13.00%	12/27/2017	300,107	312,000	300,000	300,000
Institutional Syndication, LLC	0.00%	13.00%	2/6/2018	290,103	295,800	290,000	290,000

Institutional Syndication, LLC	0.00%	13.00%	2/15/2018	100,036	104,000	100,000	100,000
Institutional Syndication, LLC	0.00%	13.00%	2/21/2018	660,235	673,200	660,000	660,000
Institutional Syndication, LLC	0.00%	13.00%	3/7/2018	250,089	257,500	250,000	250,000
Institutional Syndication, LLC	0.00%	13.00%	4/4/2018	130,046	133,000	130,000	130,000
Institutional Syndication, LLC	0.00%	13.00%	5/11/2018	500,178	515,000	500,000	500,000
North American Liquidity Resources, LLC	0.00%	13.00%	1/18/2018	1,300,463	1,339,000	1,300,000	1,300,000
North American Liquidity Resources, LLC	0.00%	13.00%	3/14/2018	358,128	366,000	358,000	358,000
North American Liquidity Resources, LLC	0.00%	13.00%	3/21/2018	650,232	663,000	650,000	650,000
North American Liquidity Resources, LLC	0.00%	13.00%	3/22/2018	280,100	290,000	280,000	280,000
North American Liquidity Resources, LLC	0.00%	13.00%	4/16/2018	782,279	806,000	782,000	782,000
North American Liquidity Resources, LLC	0.00%	13.00%	4/30/2018	1,000,356	1,030,000	1,000,000	1,000,000
North American Liquidity Resources, LLC	0.00%	13.00%	5/11/2018	500,178	515,000	500,000	500,000
				$ 10,988,913	$ 11,283,500	$ 10,985,000	$ 10,985,000

TOTAL FOR SHORT TERM INVESTMENTS (Cost $10,985,000)* - 26.88%

TOTAL INVESTMENTS (Cost $37,768,116) * - 92.40%		37,756,871

OTHER ASSETS LESS LIABILITIES, NET - 7.60%		3,103,497

NET ASSETS - 100.00%		$ 40,860,368

[a]	Overnight maturity date 07/02/2018
[b]	Collateral is secured by at least 102% of the underlying US treasuries:
U.S Treasury Bill 0.00%, 08/23/18
U.S Treasury Bill 0.00%, 08/30/18
U.S Treasury Bill 0.00%, 09/06/18
U.S Treasury Bill 0.00%,09/20/18
U.S Treasury Bill 0.00%, 09/27/18
U.S Treasury Bill 0.00%, 10/11/18
U.S Treasury Bill 0.00%, 10/25/18
[c]	Floating fee rate is inversely tied to the price of certain US treasuries the fund holds.
*	Refer to Note 7 for tax cost.

The accompanying notes are an integral part of these financial statements.

Enhanced Ultra Short Duration Mutual Fund
Statement of Assets and Liabilities
June 30, 2018 (Unaudited)

Assets:
Investments
U.S Government Obligations:
U.S. Treasuries, at Fair Value (Cost $26,783,116)	$ 26,771,871
Short-term investments:
Reverse Repurchase Agreements(cost $10,985,000)	10,985,000

Cash	212,106

Receivables:
Fees & Interest Income	2,028
Shareholder Subscriptions	2,904,000
Prepaid Expenses	2,838
Total Assets	40,877,843
Liabilities:
Short Term Liabilities :
Trustee Fees	1,649
Advisory Fees	8,758
Portfolio Securities Purchased	149,667
Other Accrued Expenses	15,826

Total Liabilities	17,475
Net Assets	$ 40,860,368

Net Assets Consist of:
Paid In Capital	$ 40,876,318
Undistributed Net Investment Income	493
Accumulated Realized Loss on Investments	(5,198)
Unrealized Depreciation on Investments	(11,245)
Net Assets, for 408,915 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 40,860,368

Net Asset Value Per Share and Offering Price	$ 100.00

The accompanying notes are an integral part of these financial statements.

Enhanced Ultra Short Duration Mutual Fund
Statement of Operations
For the six months ended June 30, 2018 (Unaudited)

Investment Income:
Interest Income	$ 401,992
Fees from Reverse Repurchase Agreements	149,596
Total Investment Income	551,588

Expenses:
Advisory Fees	39,379
Transfer Agent	18,173
Audit	4,769
Custody	12,548
Trustee	1,488
Nasdaq	297
Legal	1,000
Registration	1,626
NSCC	3,455
Printing	94
Other	2,190
Total Expenses	85,019

Net Investment Income	466,569

Realized and Unrealized Gain (Loss) on:
Realized Loss on Investments	(5,198)
Net Change in Unrealized Depreciation on Investments	(10,449)
Net Realized and Unrealized Loss on Investments	(15,647)

Net Increase in Net Assets Resulting from Operations	$ 450,922

The accompanying notes are an integral part of these financial statements.

Enhanced Ultra Short Duration Mutual Fund
Statements of Changes in Net Assets

	(Unaudited)	Period
	Six Months Ended	Ended *
	6/30/2018	12/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 466,569	$ 146,947
Net Realized Loss on Investments	(5,198)	(1,620)
Unrealized Appreciation (Depreciation) on Investments	(10,449)	796
Net Increase in Net Assets Resulting from Operations	450,922	146,123

Distributions to Shareholders:
Net Investment Income	(466,076)	(122,046)
Return of capital	-	(28,805)
Total Distributions Paid to Shareholders	(466,076)	(150,851)

Capital Share Transactions:
Proceeds from Sale of Shares	25,989,788	17,545,914
Shares Issued on Reinvestment of Dividends	156,503	5,667
Cost of Shares Redeemed	(2,745,104)	(72,518)
Net Increase in Net Assets from Shareholder Activity	23,401,187	17,479,063

Net Assets:
Net Increase in Net Assets	23,386,033	17,374,335
Beginning of Period	17,474,335	100,000 (a)
End of Period	40,860,368	17,474,335

Share Transactions:
Shares Sold	259,731	174,409
Shares Issued on Reinvestment of Dividends	1,565	57
Shares Redeemed	(27,122)	(725)
Net Increase in Shares	234,174	173,741
Outstanding at Beginning of Period	174,741	1,000
Outstanding at End of Period	408,915	174,741

(a) Initial Seed Capital received from Advisor
* For the period April 13, 2017 (commencement of investment operations) through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

Enhanced Ultra Short Duration Mutual Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)		Period	*
	Six Months Ended		Ended
	6/30/2018		12/31/2017

Net Asset Value, at Beginning of Period	$ 100.00		$ 100.00

Income From Investment Operations:
Net Investment Income **	$ 1.79		$ 2.16
Net Realized and Unrealized Loss on Investments	(0.14)		(0.01)
Total from Investment Operations	$ 1.65		$ 2.15

Less Distributions:
Net Investment Income	(1.65)		(1.72)
Return of capital	0.00		(0.42)
Total Distributions	(1.65)		(2.15)

Net Asset Value, at End of Period	$ 100.00		$ 100.00

Total Return ***	1.66%	(b)	2.19%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 40,860		$ 17,474
Ratio of Expenses to Average Net Assets
Before Reimbursement	0.66%	(a)	1.23%	(a)
After Reimbursement	0.66%	(a)	0.40%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Reimbursement	3.60%	(a)	2.17%	(a)
After Reimbursement	3.60%	(a)	2.99%	(a)
Portfolio Turnover	0.00%	(b)	0.00%	(b)

* For the period April 13, 2017 (commencement of investment operations) through December 31, 2017.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
***Assumes reinvestment of dividends.
(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

ENHANCED ULTRA SHORT DURATION MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

 JUNE 30, 2018 (UNAUDITED)

Note 1. Organization

State Funds is an open-end management investment company.  The Trust was organized as a Delaware statutory trust on June 21, 2016 and is governed by an Agreement and Declaration of Trust dated June 20, 2016 (the “Trust Agreement”).  The Trust Agreement permits the Trust’s Board of Trustees (“Trustees,” “Board of Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series.  These Notes relate to State Funds – Enhanced Ultra Short Duration Mutual Fund, a series of the Trust. The investment adviser to the Fund is New York Alaska ETF Management LLC, the Fund’s investment adviser (the “Adviser”).  The Fund is a non-diversified fund. The Fund’s investment objective is a non-fundamental policy and therefore may be changed by the Board of Trustees without shareholder approval. The Fund will notify its shareholders before changing its investment objective. The Fund seeks current income consistent with preservation of capital and daily liquidity. The Enhanced Ultra Short Duration Mutual Fund commenced operations on April 13, 2017.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is a series of an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Share Valuation - The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing - Security transactions are accounted for on the next business date after the trade date (the date the securities are purchased or sold).  Distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes - The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income every two weeks and any realized capital gains once a year. The Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2017, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain tax authorities.  As of and during the six months ended June 30, 2018, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund intends to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, every two weeks.  Distributions will be recorded on ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Subsequent events: Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring disclosure.

Note 3. Securities Valuations

Processes and Structure

The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the respective adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

ENHANCED ULTRA SHORT DURATION MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

 JUNE 30, 2018 (UNAUDITED)

In accordance with the Trust’s good faith pricing guidelines, the respective adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers which also can be clearly and closely related to a host contract); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

U.S. government obligations - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. The fund uses amortization under interest rate method to calculate the interest income received from US Treasury bills. The effective interest method is an accounting practice used for discounting a bond. This method is used for bonds sold at a discount; the amount of the bond discount is amortized to interest expense over the bond's life.

Short term investments - Short term investments are valued using the lower value of either: (1) fair value or (2) amortized cost. Reverse repurchase agreements are categorized as short-term investments and are categorized as Level 2.

Reverse Repurchase Agreements - The Fund may also enter into reverse repurchase agreements with counterparties.  In a typical reverse repurchase agreement, the Fund enters into a contract with a counterparty under which (i) the Fund sells securities for cash or cash equivalents to the counterparty, and (ii) the Fund agrees to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements provide the Fund with a source of liquidity that can be invested elsewhere for no more than six days and/or earn income at either fixed or floating (variable) interest rates and fees. There are many existing examples that borrowers earn profit in spite of their borrowing activity for example: Banks borrow money via selling deposits and then charging high fees for additional activities related to the deposit including they charging high fees for allowing deposit buyer (the bank’s lender) to make payments (incoming and outgoing) from and to the deposit therefore, the bank actually profits a lot more than the cost it pays for the borrowing since the  added commissions turn the borrowing activity into a profitable activity. In the Fund’s case, the fund charges additional fees that turn its borrowing activity into profits by charging fees for allowing its counterparties to substitute the proceeds (collateral) it receives for reasons such as substituting collateral durations.

ENHANCED ULTRA SHORT DURATION MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

 JUNE 30, 2018 (UNAUDITED)

While a reverse repurchase agreement has legal characteristics of both a sale and a secured transaction, economically it functions as a loan from the counterparty to the Fund, in which the securities purchased by the counterparty serve as collateral for the loan.

Securities received by the Fund through reverse repurchase agreements include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. the Fund will invest over 5% of its assets in reverse repurchase agreements in which proceeds (collateral) received with respect to reverse repurchase agreements will include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. The Fund will earmark or establish a segregated account equal in value to its obligations to hold the aforementioned proceeds (collateral).

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2018:

Financial Instruments - Assets
	Level 1	Level 2	Level 3	Total

Short Term Investments	$ -	$ 10,985,000	$ -	$ 10,985,000
U.S. Government Obligations	$ 26,771,871	$ -	-	26,771,871

Total	$ 26,771,871	$ 10,985,000	$ -	$ 37,756,871

Note 4. Investment Management and Service Agreements

The Trust has a “Management Agreement” with New York Alaska ETF Management LLC, with respect to the Fund. Under the terms of the Management Agreement, New York Alaska ETF Management LLC manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. For its services and the payment by the Fund, New York Alaska ETF Management LLC receives an annual investment management fee of 0.30% of the average daily net assets of the Fund.  The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund. The Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund.

Fund’s Advisor - New York Alaska ETF Management LLC – the Fund’s registered investment advisor is organized under the laws of the state of Nevada and it acts as the Fund’s advisor provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. In addition, since Mr. Abarbanel who is the CEO of the fund also owns 100% of the Advisor which has invested in the fund, he is deemed to indirectly control that portion of ownership of the fund shares which the fund’s advisor invested in the fund which as of June 30, 2018 equals to less than 0.00% of the fund’s assets but will continue to increase his investment in the fund as a sign of confidence in the fund.

For the six months ended June 30, 2018, New York Alaska ETF Management LLC earned management fees of $39,379 from the Fund.  At June 30, 2018, the Fund owed the Adviser $8,758. The fee to the Advisor is paid as 0.30% of the Fund’s average daily net assets.

Transfer agent, Fund accountant and Administrator - Mutual Shareholder Services, LLC. Mutual Shareholder Services, LLC (“MSS”) is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

For the six months ended June 30, 2018, Mutual Shareholder Services, LLC earned fees of $18,173 from the Fund.  At June 30, 2018, the Fund owed MSS $3,514. MSS charges a fixed yearly fee of $22,200 for funds with average value of the fund under 25 million USD along with shareholder service fee of $775 per month and pricing fee of $25 per month.

Custodians:

Wells Fargo Bank N.A. - Wells Fargo Bank charges only fixed fees based on activities in the account.

ENHANCED ULTRA SHORT DURATION MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

 JUNE 30, 2018 (UNAUDITED)

The Huntington National Bank – The Huntington National Bank charges fixed fees based on activities in the account and an additional 1.50 basis points of assets under management for the first 50 million USD, 1.25 basis points for the next 50 million USD of assets in the fund and 0.01 basis points for the amounts greater than 100 Million USD.

Alliance Trust Company LLC - Alliance Trust Company LLC charges only fixed fees based on activities in the account.

Total Custody fees Accrual was $12,548 and the cost of Huntington bank usually represents 69% of such total expense, followed by Alliance Trust which usually represents 16.7% followed by Wells Fargo which usually represents 14.3% of such total expense.

Distributor - Rafferty Capital Markets, LLC, (“Distributor”), distributes shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis. The fee for the Distributor is paid by the Fund’s Advisor.

Note 5. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2018, was $40,876,318.

Note 6. Investment Transactions

For the six months ended June 30, 2018, purchases and sales of short-term investments which are Reverse Repurchase agreements for the Fund aggregated $6,949,000 sales and $70,000 of purchases. Purchases and sales of U.S. Government obligations aggregated $66,554,525 and $53,185,643, respectively.

Note 7. Tax Matters

As of June 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 250
Gross unrealized depreciation on investment securities	(11,495)
Net unrealized depreciation on investment securities	$(11,245)
Undistributed Ordinary Income Distributable Earnings	493 $ 0
Cost of investment securities, including short-term investments *	$37,768,116

The Fund paid the following distributions for the six months ended June 30, 2018:

Period Ended	$ Amount	Tax Character

6/30/2018	$ 466,076	Ordinary income

The Fund paid the following distributions for the period April 13, 2017 through December 31, 2017:

Period Ended	$ Amount	Tax Character

12/31/2017	$ 122,046	Ordinary income
12/31/2017	28,805	Return of capital

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

ENHANCED ULTRA SHORT DURATION MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

 JUNE 30, 2018 (UNAUDITED)

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of June 30, 2018, Brown Brothers Harriman & Co owned approximately 25% of the Fund, for the benefit of others, and may be deemed to control the Fund. As of June 30, 2018, Interactive Brokers owned approximately 50% of the Fund, for the benefit of others, and may be deemed to control the Fund.

Note 10.  Indemnifications

In the normal course of business, the Fund has entered into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. The Fund expects the risk of loss to be remote.

Enhanced Ultra Short Duration Mutual Fund

Expense Illustration

June 30, 2018 (Unaudited)

Expense Example

As a shareholder of the Enhanced Ultra Duration Mutual Fund (“Fund”), you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2018	June 30, 2018	January 1, 2018 to June 30, 2018

Actual	$1,000.00	$1,016.63	$3.30
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,021.52	$3.31

* Expenses are equal to the Fund's annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ENHANCED ULTRA SHORT DURATION MUTUAL FUND

ADDITIONAL INFORMATION

JUNE 30, 2018 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call (800) 732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 523-8382, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 523-8382 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (800) 523-8382 to request a copy of the SAI or to make shareholder inquiries.

Investment Adviser

New York Alaska ETF Management LLC

20340 Chapter Drive

Woodland Hills, CA  91364

5550 Painted Mirage Road, Suite 320

Las Vegas, NV  89149

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Independent Registered Public Accounting Firm

 BrookWeiner, L.L.C

125 South Wacker, 10th floor

Chicago, IL 19001

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STATE FUNDS

By:  /s/Ofer Abarbanel

     * Ofer Abarbanel

     Trustee, President, Chief Executive Officer, Chief Financial Officer, Chief         Compliance & AML Officer

Date: September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/Ofer Abarbanel

     * Ofer Abarbanel

     Trustee, President, Chief Executive Officer, Chief Financial Officer, Chief Compliance & AML Officer

Date: September 5, 2018

*Print the name and title of each signing officer under his or her signature.

APPENDIX A
Adviser Proxy Voting Policy and Procedures

The Adviser invests in fixed income assets; therefore, there are no instances in which an investor would receive proxy notices.  Should this change, policies and procedures will be established.